--------------------------------------------------------------------------------
SPECIALTY EQUITY
--------------------------------------------------------------------------------

Alliance Real Estate
Investment Fund

                               [GRAPHIC OMITTED]

Annual Report
August 31, 2000

                                            Alliance Capital [LOGO](R)
                                            The Investment Professional's Choice

                           Investment Products Offered
                           ---------------------------
                            o Are Not FDIC Insured
                            o May Lose Value
                            o Are Not Bank Guaranteed
                           ---------------------------

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS
September 26, 2000

Dear Shareholder:

This report contains the investment results, market activity, and outlook for Alliance Real Estate Investment Fund (the "Fund") for the annual reporting period ended August 31, 2000.

Investment Objectives and Policies

This open-end Fund seeks total return on its assets from long-term growth of capital and from income principally through investing in a portfolio of equity securities of issuers that are primarily engaged in or related to the real estate industry.

Investment Results

The following table shows how the Fund performed over the six- and 12-month periods ended August 31, 2000. For comparison, we have included the performance for the Fund's benchmarks, the National Association of Real Estate Investment Trusts ("NAREIT") Equity Index and the Standard & Poor's ("S&P") 500 Stock Index.

The performance of real estate company shares turned dramatically positive during the past six months. During this period, this sector of the market, as measured by the NAREIT Equity Index, produced a total return of 19.12%. The Fund outperformed this benchmark by producing returns that ranged from 21.41% up to 21.75%, depending on class of shares. This strong performance more than offset the declines suffered by the Fund and the benchmark during the first half of the fiscal year. Full year results for the Fund ranged from 12.68% to 13.46% compared to 12.45% for the NAREIT Equity Index. The Fund's strong relative performance during the recent period primarily stems from its concentration in strong urban real estate markets in northern California and the northeastern region of the U.S.

Investment Results*
Periods Ended August 31, 2000

                                                            --------------------
                                                               Total Returns
                                                            --------------------
                                                            6 Months   12 Months
--------------------------------------------------------------------------------

Alliance Real Estate
Investment Fund
  Class A                                                    21.75%       13.46%
--------------------------------------------------------------------------------
  Class B                                                    21.43%       12.68%
--------------------------------------------------------------------------------
  Class C                                                    21.41%       12.78%
--------------------------------------------------------------------------------
NAREIT Equity Index                                          19.12%       12.45%
--------------------------------------------------------------------------------
S&P 500 Stock Index                                          11.72%       16.31%
--------------------------------------------------------------------------------

* The Fund's investment results represent total returns for the periods shown and are based on the net asset value of each class of shares as of August 31, 2000. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Fund include the reinvestment of any distributions paid during the period. Past performance is no guarantee of future results.

      The National Association of Real Estate Investment Trusts ("NAREIT") Equity Index is a market-valued-weighted index based upon the last closing price of the month for tax-qualified real estate


--------------------------------------------------------------------------------
                                        ALLIANCE REAL ESTATE INVESTMENT FUND o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

      investment trusts listed on the NYSE, AMEX and the NASDAQ. The Standard &Poor's ("S&P") 500 Stock Index includes 500 U.S. stocks and is a common measure of the performance of the overall U.S. stock market. All comparative indices are unmanaged and reflect no fees or expenses. Index returns are not adjusted for sales charges or operating expenses. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance Real Estate Investment Fund.

      Additional investment results appear on pages 5-8.

Investment Strategy and Activity

Since its inception, the Fund has focused on companies that could generate better-than-average growth through a combination of maintaining a sharp focus on strong real estate markets and practicing value-added management practices. In addition, we sought to find those opportunities that had the potential for "excess" growth before they were recognized by the market as having a premium price.

The past six months proved to be a strong period for the Fund because the Fund's ongoing strategy was in sync with the current trend of the marketplace, which is to reward the higher growth end of the real estate spectrum. We have consistently positioned the portfolio in this direction and have utilized the rising price levels over the past few months to fine-tune this focus. We exited our suburban office investments as their price rebounded because the fundamentals in their markets were unlikely to accelerate. We also reduced or eliminated our less cyclical specialty finance-oriented investments because capital constraints curtailed their abilities to add to their portfolios. We recycled the capital that these sales generated into companies with development and redevelopment expertise, especially in the strong markets identified above. We also added investments in companies whose real estate should benefit from the evolution of wireless and broadband technologies.

We think the current focus of the portfolio (downtown office, apartments, and regional malls) appropriately reflects our view of the optimal mix of growth, value and quality available in today's real estate market. Based on our analysis of this market and relative to the value of the buildings owned by each of the companies, we believe that our portfolio companies should experience substantially higher levels of growth in their cash flow, earnings and dividends. This anticipated growth would exceed the average levels while still trading at cheaper rates.

Market Overview

Stock market volatility notwithstanding, commercial real estate in the U.S. remains healthy. By and large, construction activity is monitored in an orderly fashion. Economic growth, the engine of real estate demand, continues its robust expansion. Consequently, vacancy rates for most property types in most major cities are hovering near all-time lows. In addition, rental rates are at or near all-time highs and are


--------------------------------------------------------------------------------
2 o ALLIANCE REAL ESTATE INVESTMENT FUND

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

continuing to grow, albeit more unevenly than in the recent past. This has been, and continues to be, a very positive scenario for real estate owners.

During the last two years, despite the aforementioned strong fundamentals, the share prices of real estate companies have suffered. Capital has flowed from sectors perceived to be bastions of the old economy to sectors that derive value from new, rising technologies. This market sentiment has dragged the prices of real estate shares down. However, a sea-change in investor psychology occurred in the spring of this year. The prices of many Internet companies suffered serious setbacks and real estate investment trust ("REIT") prices came roaring back from depressed levels.

Within the context of this strong rebound in the real estate sector, some companies rebounded more than others. These stronger performers have tended to be those companies that own real estate in the strongest markets. These markets include office and apartment buildings in the downtown cores along the northeastern U.S. coast and the area surrounding San Francisco Bay. These are areas whose local economies are driven by strong educational facilities, the entertainment industry, and-most of all-strong technology and biotechnology bases. The solid performance in this market reveals a common thread between properties located in New York, Boston, Washington, San Francisco, and to a lesser degree Seattle. These cities all share booming economic growth as well as physical and governmental constraints on new construction. This combination of attributes makes real estate values grow more rapidly than average.

The companies with greater exposure to these stronger markets have seen the price at which they can charge rent spike up significantly in the past six months. As a result, anticipated growth has been accelerating because these recent rent increases will likely translate into higher cash flows as existing leases expire. The spread in anticipated growth between the stronger and weaker markets has never been wider than at the current time. Overall, this has been good for the REIT market and especially beneficial for the Fund.

Market Outlook

It is our expectation that the prices of real estate equity securities will continue to rise. The improving growth expectations, still-low valuations, and high dividend yields afforded by REITs could well continue to be attractive to investors. Rents are likely to continue to rise in many of these markets because of limited new construction and growth in demand, which is fueled by demographics and the continued growth of the economy. This, coupled with built-in increases for many companies (from recent rises in market rents, which have yet to be passed through to tenants), should produce continued growth in cash flows for real estate companies. Although investors have begun to recognize these strong fundamentals, prices have only recovered half of the declines of the past two years.


--------------------------------------------------------------------------------
                                        ALLIANCE REAL ESTATE INVESTMENT FUND o 3

----------------------
LETTER TO SHAREHOLDERS
----------------------

John D.Carifa           [PHOTO]

Daniel G. Pine          [PHOTO]

Portfolio Manager, Daniel G. Pine, has over 20 years of investment experience.

We appreciate your continuing interest and investment in Alliance Real Estate Investment Fund. We look forward to reporting our progress to you in the future.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman


/s/ Daniel G. Pine

Daniel G. Pine
Senior Vice President


--------------------------------------------------------------------------------
4 o ALLIANCE REAL ESTATE INVESTMENT FUND

                                                              ------------------
                                                              PERFORMANCE UPDATE
                                                              ------------------

PERFORMANCE UPDATE

ALLIANCE REAL ESTATE INVESTMENT FUND
GROWTH OF A $10,000 INVESTMENT
9/30/96* TO 8/31/00

                            [MOUNTAIN CHART OMITTED]

S&P 500 Stock Index: $23,407

NAREIT Equity Index: $13,280

Alliance Real Estate Investment Fund Class A: $12,704

This chart illustrates the total value of an assumed $10,000 investment in Alliance Real Estate Investment Fund Class A shares (from 9/30/96 to 8/31/00) as compared to the performance of appropriate broad-based indices. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B, Class C and Advisor Class shares will vary from the results shown above due to differences in expenses charged to these classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged S&P 500 Stock Index includes 500 U.S. stocks and is a common measure of the performance of the overall U.S. stock market.

The unmanaged NAREIT Equity Index is a market-value-weighted index, based upon the last closing price of the month for tax-qualified REITs listed on the NYSE, AMEX and the NASDAQ.

When comparing Alliance Real Estate Investment Fund to the indices shown above, you should note that no charges or expenses are reflected in the performance of the indices.

*     Closest month-end to Fund's Class A share inception date of 9/30/96.


--------------------------------------------------------------------------------
                                       ALLIANCE REAL ESTATE INVESTMENT FUND  o 5

------------------
PERFORMANCE UPDATE
------------------

PERFORMANCE UPDATE

ALLIANCE REAL ESTATE INVESTMENT FUND
HISTORY OF RETURNS
YEARLY PERIODS ENDED 8/31

                              [BAR CHART OMITTED]

        Alliance Real Estate Investment Fund - Yearly Periods Ended 8/31
--------------------------------------------------------------------------------
                          Alliance Real Estate             NAREIT
                             Investment Fund            Equity Index
--------------------------------------------------------------------------------
      8/31/97*                   32.24%                    29.20%
      8/31/98                   -14.90%                   -11.03%
      8/31/99                     3.86%                     2.74%
      8/31/00                    13.46%                    12.45%

Past performance is no guarantee of future results. The Fund's investment results represent total returns for Class A shares and are based on net asset value (NAV). All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Fund include the reinvestment of any distributions paid during the period. Total returns for Class B, Class C, and Advisor class shares will differ due to different expenses associated with these classes.

The NAREIT Equity Index is a market-valued-weighted index based upon the last closing price of the month for tax-qualified real estate investment trusts listed on the NYSE, AMEX and NASDAQ. The index is unmanaged and reflects no fees or expenses. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance Real Estate Investment Fund.

* The Fund's return for the period ended 8/31/97 is from the Fund's inception date of 9/30/96 through 8/31/97. The benchmark return for the period ended 8/31/97 is from 9/30/96 through 8/31/97.


--------------------------------------------------------------------------------
6 o ALLIANCE REAL ESTATE INVESTMENT FUND

                                                               -----------------
                                                               PORTFOLIO SUMMARY
                                                               -----------------

PORTFOLIO SUMMARY
August 31, 2000

INCEPTION DATES               PORTFOLIO STATISTICS
Class A Shares                Net Assets ($mil): $171.9
9/30/96                       Median Market Capitalization ($mil): $2,191

Class B Shares
9/30/96

Class C Shares
9/30/96

SECTOR/INDUSTRY BREAKDOWN
      20.71% Apartment
      15.73% Office
      13.14% Diversified
      12.03% Office-Industry Mix
       9.72% Regional Malls
       8.06% Warehouse and Industrial                       [PIE CHART OMITTED]
       5.56% Real Estate Development and Management
       5.45% Shopping Centers
       4.58% Hotels and Restaurants
       3.79% Storage
       0.02% Internet
       1.21% Short-Term Investments

All data as of August 31, 2000. The Fund's sector/industry breakdown may vary over time. This breakdown is expressed as a percentage of total investments.


--------------------------------------------------------------------------------
                                       ALLIANCE REAL ESTATE INVESTMENT FUND  o 7

------------------
INVESTMENT RESULTS
------------------

INVESTMENT RESULTS

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2000

Class A Shares
--------------------------------------------------------------------------------
                                   Without Sales Charge        With Sales Charge
                 1 Year                    13.46%                     8.66%
        Since Inception*                    7.47%                     6.29%


Class B Shares
--------------------------------------------------------------------------------
                                   Without Sales Charge        With Sales Charge
                 1 Year                    12.68%                     8.68%
        Since Inception*                    6.74%                     6.52%


Class C Shares
--------------------------------------------------------------------------------
                                   Without Sales Charge        With Sales Charge
                 1 Year                    12.78%                    11.78%
        Since Inception*                    6.76%                     6.76%

SEC AVERAGE ANNUAL TOTAL RETURNS (WITH SALES CHARGES)
AS OF THE MOST RECENT QUARTER-END (SEPTEMBER 30, 2000)

                                       Class A           Class B         Class C
--------------------------------------------------------------------------------
                    1 Year              17.19%            17.51%          20.61%
           Since Inception*              7.01%             7.20%           7.42%

The Fund's investment results represent average annual total returns. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without and with the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1, 3% year 2, 2% year 3, 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year 1% contingent deferred sales charge for accounts over $1,000,000. Total return for Advisor Class shares will differ due to different expenses associated with that class.

While the Fund invests principally in the equity securities of real estate investment trusts, in order to achieve its investment objectives, the Fund may invest up to 35% of its total assets in mortgage-backed securities, which involve risks described in the prospectus. An investment in the Fund is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general, including declines in the value of real estate, general and local economic conditions and interest rates.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*     Inception date for Classes A, B, and C: 9/30/96.


--------------------------------------------------------------------------------
8 o ALLIANCE REAL ESTATE INVESTMENT FUND

                                                            --------------------
                                                            TEN LARGEST HOLDINGS
                                                            --------------------

TEN LARGEST HOLDINGS
August 31, 2000

                                                                      Percent of
Company                                               Value           Net Assets
--------------------------------------------------------------------------------
Equity Office Properties Trust                 $ 12,711,381                 7.4%
--------------------------------------------------------------------------------
Vornado Realty Trust                              9,436,850                 5.5
--------------------------------------------------------------------------------
Boston Properties, Inc.                           9,114,612                 5.3
--------------------------------------------------------------------------------
Apartment Investment & Management Co.
   Cl. A                                          8,723,700                 5.1
--------------------------------------------------------------------------------
Spieker Properties, Inc.                          7,784,063                 4.5
--------------------------------------------------------------------------------
Reckson Associates Realty Corp.                   7,303,475                 4.2
--------------------------------------------------------------------------------
Avalonbay Communities, Inc.                       6,962,983                 4.0
--------------------------------------------------------------------------------
Equity Residential Properties Trust               6,864,000                 4.0
--------------------------------------------------------------------------------
Brookfield Properties Corp. (Canada)              6,630,400                 3.9
--------------------------------------------------------------------------------
Public Storage, Inc.                              6,491,063                 3.8
--------------------------------------------------------------------------------
                                               $ 82,022,527                47.7%

MAJOR PORTFOLIO CHANGES
Six Months Ended August 31, 2000
                                                 -------------------------------
                                                            Shares
                                                 -------------------------------
                                                                        Holdings
Purchases                                         Bought                 8/31/00
--------------------------------------------------------------------------------
BRE Properties, Inc.                              60,000                  60,000
--------------------------------------------------------------------------------
Catellus Development Corp.                       161,700                 161,700
--------------------------------------------------------------------------------
Cousins Properties, Inc.                          36,100                  85,100
--------------------------------------------------------------------------------
Equity Office Properties Trust                    55,700                 440,221
--------------------------------------------------------------------------------
Equity Residential Properties Trust               55,400                 143,000
--------------------------------------------------------------------------------
Gables Residential Trust                          95,300                  95,300
--------------------------------------------------------------------------------
General Growth Properties, Inc.                   48,500                  79,800
--------------------------------------------------------------------------------
Kimco Realty Corp.                                98,600                  98,600
--------------------------------------------------------------------------------
Pinnacle Holdings, Inc.                           64,900                  64,900
--------------------------------------------------------------------------------
Simon Property Group, Inc.                       123,700                 228,950

                                                                       Holdings
Sales                                              Sold                 8/31/00
--------------------------------------------------------------------------------
Arden Realty, Inc.                              204,000                      -0-
--------------------------------------------------------------------------------
Brandywine Realty Investments, Inc.             265,900                      -0-
--------------------------------------------------------------------------------
Brookfield Properties Corp. (Canada)            310,700                 414,400
--------------------------------------------------------------------------------
Correctional Properties Trust                   110,650                      -0-
--------------------------------------------------------------------------------
Entertainment Properties Trust                  120,400                 182,300
--------------------------------------------------------------------------------
Glenborough Realty Trust, Inc.                  105,700                  65,000
--------------------------------------------------------------------------------
Highwoods Properties, Inc.                      264,400                      -0-
--------------------------------------------------------------------------------
MeriStar Hospitality Corp.                       98,700                 201,070
--------------------------------------------------------------------------------
Pan Pacific Retail Properties, Inc.              98,100                 279,600
--------------------------------------------------------------------------------
ProLogis Trust                                  149,500                 262,100
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                        ALLIANCE REAL ESTATE INVESTMENT FUND o 9

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

PORTFOLIO OF INVESTMENTS
August 31, 2000

Company                                                 Shares      U.S. $ Value
--------------------------------------------------------------------------------

Common Stocks-98.5%

Real Estate Investment Trusts-92.9%
Apartment-20.6%
Apartment Investment & Management Co. Cl. A.           194,400      $  8,723,700
Avalonbay Communities, Inc. ................           155,815         6,962,983
BRE Properties, Inc. .......................            60,000         1,751,250
Equity Residential Properties Trust.........           143,000         6,864,000
Essex Property Trust, Inc. .................           104,700         5,149,931
Gables Residential Trust....................            95,300         2,644,575
Post Properties, Inc. ......................            80,400         3,401,925
                                                                    ------------
                                                                      35,498,364
                                                                    ------------
Diversified-13.1%
Captec Net Lease Realty, Inc. ..............           114,300         1,193,006
Cousins Properties, Inc. ...................            85,100         3,499,737
Entertainment Properties Trust..............           182,300         1,982,513
Glenborough Realty Trust, Inc. .............            65,000         1,210,625
Pinnacle Holdings, Inc.(a)..................            64,900         2,612,225
Sun Communities, Inc. ......................            83,700         2,589,469
Vornado Realty Trust........................           255,050         9,436,850
                                                                    ------------
                                                                      22,524,425
                                                                    ------------
Hotels & Restaurants-4.6%
Hospitality Properties Trust................           145,900         3,392,175
MeriStar Hospitality Corp. .................           201,070         4,448,674
                                                                    ------------
                                                                       7,840,849
                                                                    ------------
Office-15.7%
Boston Properties, Inc. ....................           225,400         9,114,612
Equity Office Properties Trust..............           440,221        12,711,381
SL Green Realty Corp. ......................           191,600         5,137,275
                                                                    ------------
                                                                      26,963,268
                                                                    ------------
Office - Industrial Mix-12.0%
Alexandria Real Estate Equities, Inc. ......           112,800         3,948,000
Mission West Properties, Inc. ..............           124,700         1,589,925
Reckson Associates Realty Corp. ............           300,400         7,303,475
Spieker Properties, Inc. ...................           142,500         7,784,063
                                                                    ------------
                                                                      20,625,463
                                                                    ------------
Regional Malls-9.7%
General Growth Properties, Inc. ............            79,800         2,563,575
Macerich Co. ...............................           226,300         4,738,156
Mills Corp. ................................           228,400         4,139,750
Simon Property Group, Inc. .................           228,950         5,222,922
                                                                    ------------
                                                                      16,664,403
                                                                    ------------
Shopping Centers-5.4%
Kimco Realty Corp. .........................            98,600         4,005,625
Pan Pacific Retail Properties, Inc. ........           279,600         5,329,875
                                                                    ------------
                                                                       9,335,500
                                                                    ------------


--------------------------------------------------------------------------------
10 o ALLIANCE REAL ESTATE INVESTMENT FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                                     Shares or
                                                     Principal
                                                        Amount
Company                                                  (000)      U.S. $ Value
--------------------------------------------------------------------------------
Storage-3.8%
Public Storage, Inc. .......................           266,300      $  6,491,063
                                                                    ------------
Warehouse & Industrial-8.0%
AMB Property Corp. .........................           124,400         3,008,925
Cabot Industrial Trust......................           172,200         3,379,425
CenterPoint Properties Corp. ...............            32,800         1,437,050
ProLogis Trust..............................           262,100         5,995,538
                                                                    ------------
                                                                      13,820,938
                                                                    ------------
Total Real Estate Investment Trusts.........                         159,764,273
                                                                    ------------
Real Estate Development &
   Management-5.6%
Brookfield Properties Corp. (Canada)........           414,400         6,630,400
Catellus Development Corp.(a)...............           161,700         2,890,387
                                                                    ------------
Total Real Estate Development &
   Management...............................                           9,520,787
                                                                    ------------
Technology-0.0%
Internet-0.0%
VelocityHSI, Inc.(a)........................            12,000            42,000
                                                                    ------------
Total Common Stocks
   (cost $160,944,602)......................                         169,327,060
                                                                    ------------
Time Deposit-1.2%
Bank of New York
   5.75%, 9/01/00
   (amortized cost $2,065,000)..............            $2,065         2,065,000
                                                                    ------------
Total Investments-99.7%
   (cost $163,009,602)......................                         171,392,060
Other assets less liabilities-0.3%..........                             530,255
                                                                    ------------
Net Assets-100%.............................                        $171,922,315
                                                                    ============

(a)   Non-income producing securities.

      See notes to financial statements.


--------------------------------------------------------------------------------
                                       ALLIANCE REAL ESTATE INVESTMENT FUND o 11

---------------------------------
STATEMENT OF ASSETS & LIABILITIES
---------------------------------

STATEMENT OF ASSETS & LIABILITIES
August 31, 2000

Assets
Investments in securities, at value (cost $163,009,602) ......    $ 171,392,060
Cash .........................................................          126,713
Receivable for investment securities sold ....................        1,543,426
Receivable for capital stock sold ............................          269,153
Dividends and interest receivable ............................          108,501
Deferred organizational expenses .............................           65,773
                                                                  -------------
Total assets .................................................      173,505,626
                                                                  -------------
Liabilities
Payable for capital stock redeemed ...........................          879,594
Payable for investment securities purchased ..................          248,690
Distribution fee payable .....................................          138,435
Advisory fee .................................................          136,943
Accrued expenses .............................................          179,649
                                                                  -------------
Total liabilities ............................................        1,583,311
                                                                  -------------
Net Assets ...................................................    $ 171,922,315
                                                                  =============
Composition of Net Assets
Capital stock, at par ........................................    $     158,573
Additional paid-in capital ...................................      258,342,607
Accumulated net realized loss on investments and
   foreign currency transactions .............................      (94,961,323)
Net unrealized appreciation of investments and
   foreign currency denominated assets and liabilities .......        8,382,458
                                                                  -------------
                                                                  $ 171,922,315
                                                                  =============
Calculation of Maximum Offering Price
Class A Shares
Net asset value and redemption price per share
   ($22,221,015/2,047,355 shares of capital stock
   issued and outstanding) ...................................           $10.85
Sales charge--4.25% of public offering price .................              .48
                                                                         ------
Maximum offering price .......................................           $11.33
                                                                         ======
Class B Shares
Net asset value and offering price per share
   ($113,541,740/10,476,513 of capital stock
   issued and outstanding) ...................................           $10.84
                                                                         ======
Class C Shares
Net asset value and offering price per share
   ($34,216,639/3,154,670 of capital stock
   issued and outstanding) ...................................           $10.85
                                                                         ======
Advisor Class Shares
Net asset value, redemption and offering price per share
   ($1,942,921/178,804 shares of capital stock
   issued and outstanding) ...................................           $10.87
                                                                         ======

See notes to financial statements.


--------------------------------------------------------------------------------
12 o ALLIANCE REAL ESTATE INVESTMENT FUND

                                                         -----------------------
                                                         STATEMENT OF OPERATIONS
                                                         -----------------------

STATEMENT OF OPERATIONS
Year Ended August 31, 2000

Investment Income
Dividends (net of foreign taxes withheld
   of $34,962) ..............................     $ 11,368,116
Interest ....................................          209,693     $ 11,577,809
                                                  ------------
Expenses
Advisory fee ................................        1,672,217
Distribution fee - Class A ..................           75,729
Distribution fee - Class B ..................        1,239,464
Distribution fee - Class C ..................          351,362
Transfer agency .............................          385,568
Administrative ..............................          130,000
Custodian ...................................          113,307
Printing ....................................          102,290
Audit and legal .............................           76,826
Amortization of organization expenses .......           61,122
Registration ................................           34,498
Directors' fees .............................           32,000
Miscellaneous ...............................            6,923
                                                  ------------
Total expenses ..............................                         4,281,306
                                                                   ------------
Net investment income .......................                         7,296,503
                                                                   ------------
Realized and Unrealized Gain (Loss)
on Investments and Foreign Currency
Transactions
Net realized loss on investment
   transactions .............................                       (42,619,359)
Net realized gain on foreign currency
   transactions .............................                            23,109
Net change in unrealized
   appreciation/depreciation of:
   Investments ..............................                        49,993,383
   Foreign currency denominated
     assets and liabilities .................                                66
                                                                   ------------
Net gain on investments and
   foreign currency transactions ............                         7,397,199
                                                                   ------------
Net Increase in Net Assets
   from Operations ..........................                      $ 14,693,702
                                                                   ============

See notes to financial statements.


--------------------------------------------------------------------------------
                                       ALLIANCE REAL ESTATE INVESTMENT FUND o 13

----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------

STATEMENT OF CHANGES
IN NET ASSETS

                                                   Year Ended       Year Ended
                                                   August 31,       August 31,
                                                      2000             1999
                                                 -------------    -------------

Increase (Decrease) in Net Assets
from Operations
Net investment income ........................   $   7,296,503    $  12,064,957
Net realized loss on investments and
   foreign currency transactions .............     (42,596,250)     (52,366,297)
Net change in unrealized
   appreciation/depreciation of
   investments and foreign currency
   denominated assets and liabilities ........      49,993,449       51,625,161
                                                 -------------    -------------
Net increase in net assets from operations ...      14,693,702       11,323,821
Dividends and Distributions to
Shareholders from:
Net investment income
   Class A ...................................      (1,105,669)      (1,745,364)
   Class B ...................................      (4,786,611)      (8,140,266)
   Class C ...................................      (1,342,628)      (2,066,633)
   Advisor Class .............................         (84,704)        (112,694)
Distribution in excess of net investment
   income
   Class A ...................................              -0-        (507,946)
   Class B ...................................              -0-      (2,369,028)
   Class C ...................................              -0-        (601,444)
   Advisor Class .............................              -0-         (32,797)
Net realized gain on investments
   Class A ...................................              -0-        (375,757)
   Class B ...................................              -0-      (2,075,324)
   Class C ...................................              -0-        (512,970)
   Advisor Class .............................              -0-         (23,058)
Tax return of capital
   Class A ...................................        (484,168)         (62,310)
   Class B ...................................      (2,096,035)        (308,086)
   Class C ...................................        (587,931)         (77,463)
   Advisor Class .............................         (37,091)          (3,958)
Capital Stock Transactions
Net decrease .................................     (83,296,048)    (133,803,420)
                                                 -------------    -------------
Total decrease ...............................     (79,127,183)    (141,494,697)
Net Assets
Beginning of period ..........................     251,049,498      392,544,195
                                                 -------------    -------------
End of period ................................   $ 171,922,315    $ 251,049,498
                                                 =============    =============

See notes to financial statements.


--------------------------------------------------------------------------------
14 o ALLIANCE REAL ESTATE INVESTMENT FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

NOTES TO FINANCIAL STATEMENTS
August 31, 2000

NOTE A

Significant Accounting Policies

Alliance Real Estate Investment Fund, Inc. (the "Fund") was incorporated in the state of Maryland on July 15, 1996 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on The Nasdaq Stock Market, Inc. are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked prices of that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.) are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked


--------------------------------------------------------------------------------
                                       ALLIANCE REAL ESTATE INVESTMENT FUND o 15

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized foreign exchange gains and losses represent foreign exchange gains and losses from sales and maturities of debt securities and forward currency exchange contracts, holding of foreign currencies, exchange gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign taxes receivable recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at year end exchange rates are reflected as a component of net unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Organization Expenses

Organization costs of $304,750 have been deferred and are being amortized on a straight-line basis through October 2001.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts as adjustments to interest income.

6. Use of Estimates

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the period. Actual results could differ from those estimates.

Significant estimates may include the classification of distributions received by the Fund from the issuers of the Fund's portfolio securities. These distributions may be classified as either dividend income, capital gains or as non-taxable distributions. The final classifications of these distributions cannot be determined until reported to the Fund by the issuers of the Fund's portfolio securities, which nor mally occurs in January after the end of the calendar year. Reclassification of distributions made to the Fund will not affect the net assets of the Fund. The reclassification of distributions re-


--------------------------------------------------------------------------------
16 o ALLIANCE REAL ESTATE INVESTMENT FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

ceived by the Fund may require the Fund to reclassify a portion of its distributions to Fund shareholders.

7. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares and Advisor Class shares (Advisor Class shares have no distribution fees).

8. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences, do not require such reclassification.

During the current fiscal year, permanent differences, primarily due to book/tax differences, resulting from the Fund's investments in Real Estate Investment Trusts and tax classifications of distributions, resulted in a decrease in distributions in excess of net investment income and additional paid-in capital and a corresponding increase in accumulated net realized loss on investments and foreign currency transactions. This reclassification had no affect on net assets.

NOTE B

Advisory Fee and Other Transactions With Affiliates

Under the terms of an Investment Advisory Agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") a monthly fee equal to the annualized rate of .90 of 1% of the average daily net assets of the Fund. Such fee is accrued daily and paid monthly.

Pursuant to the advisory agreement, the Fund paid $130,000 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the year ended August 31, 2000.

The Fund compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $259,920 for the year ended August 31, 2000.

For the year ended August 31, 2000, the Fund's expenses were reduced by $16,711 under an expense offset arrangement with Alliance Fund Services, Inc.

Alliance Fund Distributors, Inc. (a wholly-owned subsidiary of the Adviser) serves as the Distributor of the Fund's shares. The Distributor has advised the Fund that it has received front-end sales charges of $2,381 from


--------------------------------------------------------------------------------
                                       ALLIANCE REAL ESTATE INVESTMENT FUND o 17

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

the sale of Class A shares and $26,173, $807,313 and $10,353 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended August 31, 2000.

Brokerage commissions paid on investment transactions for the year ended August 31, 2000, amounted to $468,477, none of which was paid to brokers utilizing the services of the Pershing Division of Donaldson, Lufkin & Jenrette Securities Corp. ("DLJ"), an affiliate of the Adviser, nor to DLJ directly.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30 of 1% of the Fund's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to the Class B and Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $11,509,793 and $994,987, for Class B and C shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities, (excluding short-term investments and U.S. government or government agency obligations) aggregated $48,291,561 and $136,565,493, respectively, for the year ended August 31, 2000. There were no purchases or sales of U.S. government or government agency obligations for the year ended August 31, 2000.

At August 31, 2000, the cost of investments for federal income tax purposes was $162,192,436. Accordingly, gross unrealized appreciation of investments was $19,044,637 and gross unrealized depreciation of investments was $9,845,013 resulting in net unrealized appreciation of $9,199,624 (excluding foreign currency transactions).

At August 31, 2000, the Fund had a capital loss carryforward of $58,227,656, of which $9,807,830 expires in the year 2007 and $48,419,826 expires in the year 2008.

Capital losses incurred after October 31 (post-October losses) within the taxable year are deemed to arise on the


--------------------------------------------------------------------------------
18 o ALLIANCE REAL ESTATE INVESTMENT FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital losses of $36,017,115 during the fiscal year 2000. To the extent that the carryover losses are used to offset future capital gains, it is probable that these gains will not be distributed to shareholders.

NOTE E

Capital Stock

There are 12,000,000,000 shares of $0.01 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class shares. Each consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:

                      -------------------------   -----------------------------
                                Shares                        Amount
                      -------------------------   -----------------------------
                      Year Ended     Year Ended      Year Ended      Year Ended
                      August 31,     August 31,      August 31,      August 31,
                            2000           1999            2000            1999
                      ---------------------------------------------------------
Class A
Shares sold            1,055,711      1,764,409    $ 10,680,730   $  19,090,372
-------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions          127,971        171,388       1,204,604       1,756,498
-------------------------------------------------------------------------------
Shares converted
  from Class B            25,055         42,263         238,723         449,139
-------------------------------------------------------------------------------
Shares redeemed       (2,625,081)    (3,407,716)    (25,309,624)    (35,576,653)
-------------------------------------------------------------------------------
Net decrease          (1,416,344)    (1,429,656)  $ (13,185,567)  $ (14,280,644)
===============================================================================

Class B
Shares sold            1,590,510      3,270,822    $ 15,455,939   $  34,546,957
-------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions          474,290        561,653       4,486,265       5,748,227
-------------------------------------------------------------------------------
Shares converted
  to Class A             (25,094)       (42,346)       (238,723)       (449,139)
-------------------------------------------------------------------------------
Shares redeemed       (8,161,491)   (12,946,430)    (77,589,850)   (135,195,797)
-------------------------------------------------------------------------------
Net decrease          (6,121,785)    (9,156,301)  $ (57,886,369)  $ (95,349,752)
===============================================================================


Class C
Shares sold              890,757      1,216,451   $   8,614,390   $  12,871,848
-------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions          133,101        124,858       1,264,684       1,279,574
-------------------------------------------------------------------------------
Shares redeemed       (2,267,322)    (3,605,389)    (21,686,055)    (37,755,412)
-------------------------------------------------------------------------------
Net decrease          (1,243,464)    (2,264,080)  $ (11,806,981)  $ (23,603,990)
===============================================================================


--------------------------------------------------------------------------------
                                       ALLIANCE REAL ESTATE INVESTMENT FUND o 19

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

                      -------------------------   -----------------------------
                                Shares                        Amount
                      -------------------------   -----------------------------
                      Year Ended     Year Ended      Year Ended      Year Ended
                      August 31,     August 31,      August 31,      August 31,
                            2000           1999            2000            1999
                      ---------------------------------------------------------
Advisor Class
Shares sold               87,009         39,978   $     837,038   $     424,030
-------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions            8,437         11,392          79,555         116,904
-------------------------------------------------------------------------------
Shares redeemed         (139,180)      (105,522)     (1,333,724)     (1,109,968)
-------------------------------------------------------------------------------
Net decrease             (43,734)       (54,152)  $    (417,131)  $    (569,034)
===============================================================================

NOTE F

Bank Borrowing

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended August 31, 2000.


--------------------------------------------------------------------------------
20 o ALLIANCE REAL ESTATE INVESTMENT FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                             ----------------------------------------------------
                                                                    Class A
                                             ----------------------------------------------------
                                                                                        September
                                                                                      30, 1996(a)
                                                     Year Ended August 31,                     to
                                             -------------------------------------     August 31,
                                                2000           1999           1998           1997
                                             ----------------------------------------------------
Net asset value, beginning of period ..       $10.19         $10.47         $12.80         $10.00
                                             ----------------------------------------------------
Income From Investment Operations
Net investment income(b) ..............          .37            .46            .52            .30
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions ........................          .89           (.06)         (2.33)          2.88
                                             ----------------------------------------------------
Net increase (decrease) in net asset
  value from operations ...............         1.26            .40          (1.81)          3.18
                                             ----------------------------------------------------
Less: Dividends and Distributions
Dividends from net investment income ..         (.42)          (.46)          (.51)          (.30)
Distributions in excess of net
  investment income ...................           -0-          (.10)            -0-            -0-
Distributions from net realized gains
  on investments ......................           -0-          (.10)          (.01)            -0-
Tax return of capital .................         (.18)          (.02)            -0-          (.08)
                                             ----------------------------------------------------
Total dividends and distributions .....         (.60)          (.68)          (.52)          (.38)
                                             ----------------------------------------------------
Net asset value, end of period ........       $10.85         $10.19         $10.47         $12.80
                                             ====================================================
Total Return
Total investment return based on
  net asset value(c) ..................        13.46%          3.86%        (14.90)%        32.24%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) .....................      $22,221        $35,299        $51,214        $37,638
Ratio to average net assets of:
  Expenses net of waivers/
     reimbursements ...................         1.71%          1.58%          1.55%          1.77%(d)(e)
  Expenses before waivers/
     reimbursements ...................         1.71%          1.58%          1.55%          1.79%(d)
  Net investment income ...............         3.81%          4.57%          3.87%          2.73%(d)
Portfolio turnover rate ...............           26%            29%            23%            20%

See footnote summary on page 24.


--------------------------------------------------------------------------------
                                       ALLIANCE REAL ESTATE INVESTMENT FUND o 21

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                             --------------------------------------------------------
                                                                     Class B
                                             --------------------------------------------------------
                                                                                            September
                                                                                          30, 1996(a)
                                                        Year Ended August 31,                      to
                                             ----------------------------------------      August 31,
                                                 2000            1999            1998            1997
                                             --------------------------------------------------------
Net asset value, beginning of period ..        $10.17          $10.44          $12.79          $10.00
                                             --------------------------------------------------------
Income From Investment Operations
Net investment income(b) ..............          0.30             .38             .42             .23
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions ........................           .89            (.05)          (2.33)           2.89
                                             --------------------------------------------------------
Net increase (decrease) in net asset
  value from operations ...............          1.19             .33           (1.91)           3.12
                                             --------------------------------------------------------
Less: Dividends and Distributions
Dividends from net investment income ..          (.36)           (.38)           (.43)           (.24)
Distributions in excess of net
  investment income ...................            -0-           (.10)             -0-             -0-
Distributions from net realized gains
  on investments ......................            -0-           (.10)           (.01)             -0-
Tax return of capital .................          (.16)           (.02)             -0-           (.09)
                                             --------------------------------------------------------
Total dividends and distributions .....          (.52)           (.60)           (.44)           (.33)
                                             --------------------------------------------------------
Net asset value, end of period ........        $10.84          $10.17          $10.44          $12.79
                                             ========================================================
Total Return
Total investment return based on
  net asset value(c) ..................         12.68%           3.20%         (15.56)%         31.49%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) .....................      $113,542        $168,741        $268,856        $186,802
Ratio to average net assets of:
  Expenses net of waivers/
    reimbursements ....................          2.41%           2.31%           2.26%           2.44%(d)(e)
  Expenses before waivers/
    reimbursements ....................          2.41%           2.31%           2.26%           2.45%(d)
  Net investment income ...............          3.13%           3.82%           3.16%           2.08%(d)
Portfolio turnover rate ...............            26%             29%             23%             20%

See footnote summary on page 24.


--------------------------------------------------------------------------------
22 o ALLIANCE REAL ESTATE INVESTMENT FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                             ----------------------------------------------------
                                                                    Class C
                                             ----------------------------------------------------
                                                                                        September
                                                                                      30, 1996(a)
                                                     Year Ended August 31,                     to
                                             -------------------------------------     August 31,
                                                2000           1999           1998           1997
                                             ----------------------------------------------------
Net asset value, beginning of period ..       $10.17         $10.44         $12.79         $10.00
                                             ----------------------------------------------------
Income From Investment Operations
Net investment income(b) ..............          .29            .38            .42            .23
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions ........................          .91           (.05)         (2.33)          2.89
                                             ----------------------------------------------------
Net increase (decrease) in net asset
  value from operations ...............         1.20            .33          (1.91)          3.12
                                             ----------------------------------------------------
Less: Dividends and Distributions
Dividends from net investment income ..         (.36)          (.38)          (.43)          (.25)
Distributions in excess of net
  investment income ...................           -0-          (.10)            -0-            -0-
Distributions from net realized gains
  on investments ......................           -0-          (.10)          (.01)            -0-
Tax return of capital .................         (.16)          (.02)            -0-          (.08)
                                             ----------------------------------------------------
Total dividends and distributions .....         (.52)          (.60)          (.44)          (.33)
                                             ----------------------------------------------------
Net asset value, end of period ........       $10.85         $10.17         $10.44         $12.79
                                             ====================================================
Total Return
Total investment return based on
  net asset value(c) ..................        12.78%          3.20%        (15.56)%        31.49%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) .....................      $34,217        $44,739        $69,575        $42,719
Ratio to average net assets of:
  Expenses net of waivers/
    reimbursements ....................         2.40%          2.30%          2.26%          2.43%(d)(e)
  Expenses before waivers/
    reimbursements ....................         2.40%          2.30%          2.26%          2.45%(d)
  Net investment income ...............         3.02%          3.77%          3.15%          2.06%(d)
Portfolio turnover rate ...............           26%            29%            23%            20%

See footnote summary on page 24.


--------------------------------------------------------------------------------
                                       ALLIANCE REAL ESTATE INVESTMENT FUND o 23

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                             ------------------------------------------------
                                                              Advisor Class
                                             ------------------------------------------------
                                                                                    September
                                                                                  30, 1996(a)
                                                    Year Ended August 31,                  to
                                             ----------------------------------    August 31,
                                               2000          1999          1998          1997
                                             ------------------------------------------------
Net asset value, beginning of period ..      $10.20        $10.48        $12.82        $10.00
                                             ------------------------------------------------
Income From Investment Operations
Net investment income(b) ..............         .38           .48           .55           .35
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions ........................         .92          (.05)        (2.34)         2.88
                                             ------------------------------------------------
Net increase (decrease) in net asset
  value from operations ...............        1.30           .43         (1.79)         3.23
                                             ------------------------------------------------
Less: Dividends and Distributions
Dividends from net investment income ..        (.44)         (.48)         (.54)         (.38)
Distributions in excess of net
  investment income ...................          -0-         (.11)           -0-           -0-
Distributions from net realized gains
  on investments ......................          -0-         (.10)         (.01)           -0-
Tax return of capital .................        (.19)         (.02)           -0-         (.03)
                                             ------------------------------------------------
Total dividends and distributions .....        (.63)         (.71)         (.55)         (.41)
                                             ------------------------------------------------
Net asset value, end of period ........      $10.87        $10.20        $10.48        $12.82
                                             ================================================
Total Return
Total investment return based on
  net asset value(c) ..................       13.94%         4.18%       (14.74)%       32.72%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) .....................      $1,943        $2,270        $2,899        $2,313
Ratio to average net assets of:
  Expenses net of waivers/
    reimbursements ....................        1.40%         1.30%         1.25%         1.45%(d)(e)
  Expenses before waivers/
    reimbursements ....................        1.40%         1.30%         1.25%         1.47%(d)
  Net investment income ...............        3.83%         4.75%         4.08%         3.07%(d)
Portfolio turnover rate ...............          26%           29%           23%           20%

(a)   Commencement of operations.

(b)   Based on average shares outstanding.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

(d)   Annualized.

(e) Ratio reflects expenses grossed up for expense offset arrangement with the Transfer Agent. For the year ended August 31, 1997, the ratios of expenses net of waivers/reimbursements were 1.77%, 2.43%, 2.42% and 1.44% for Class A, B, C and Advisor Class shares, respectively.


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24 o ALLIANCE REAL ESTATE INVESTMENT FUND

                                                    ----------------------------
                                                    INDEPENDENT AUDITOR'S REPORT
                                                    ----------------------------

REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS

To the Shareholders and Board of
Directors of Alliance Real Estate
Investment Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Alliance Real Estate Investment Fund, Inc. (the "Fund"), including the portfolio of investments, as of August 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assur-ance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2000, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance Real Estate Investment Fund, Inc. at August 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


/s/ Ernst & Young LLP

New York, New York
October 9, 2000


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                                       ALLIANCE REAL ESTATE INVESTMENT FUND o 25

----------------------------
GLOSSARY OF INVESTMENT TERMS
----------------------------

GLOSSARY OF INVESTMENT TERMS

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

capital

Cash or goods that are used to generate income. Also, the net worth of a business (the amount by which its assets exceed its liabilities).

capitalization or market capitalization

The absolute dollar value of a company's outstanding stock. Capitalization is determined by multiplying the amount of publicly owned shares by the stock's current market value.

common stock

A type of security that represents ownership in a public company.

earnings per share (EPS)

A common measurement of a stock's performance, calculated by taking a company's net income and dividing it by the number of shares the company has outstanding.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

inflation

The overall general upward price movement of goods and services in an economy.

net asset value (NAV)

The value of a mutual fund's total assets, minus its liabilities, divided by the number of shares outstanding. NAV can be used in reference to either an individual share or the entire assets of a mutual fund.

price-to-earnings (P/E) ratio

What an investor pays for a security versus a company's earnings per share of outstanding stock.

real estate investment trust (REIT)

A security which invests only in real estate and mortgage-backed securities.

sector

A group of securities that are similar with respect to maturity, type, rating, industry and/or coupon. Refers to a distinct part of the economy, for example, the technology sector.


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26 o ALLIANCE REAL ESTATE INVESTMENT FUND

                                                                ----------------
                                                                ALLIANCE CAPITAL
                                                                ----------------

ALLIANCE CAPITAL
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with nearly $388 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 29 of the FORTUNE 100 companies and public retirement funds in 33 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by over 282 investment professionals in 22 investment offices worldwide. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 6/30/00.


--------------------------------------------------------------------------------
                                       ALLIANCE REAL ESTATE INVESTMENT FUND o 27

--------------------------------
ALLIANCE CAPITAL AT YOUR SERVICE
--------------------------------

ALLIANCE CAPITAL AT YOUR SERVICE

At Alliance Capital, shareholder satisfaction is among our top priorities. That's why we provide our shareholders with a wide variety of products and time-saving services to meet their needs.

o     Low Minimum Investments

      You can begin investing in Alliance Capital funds with as little as $250 (except for Alliance Select Investor Series Premier Portfolio, Alliance Select Investor Series Technology Portfolio, and Alliance Select Investor Series Biotechnology Portfolio which generally have a $10,000 minimum initial investment) and may make subsequent investments of $50 or more.

o     Automatic Reinvestment

      You may choose to reinvest fund dividend and capital-gains distributions automatically at no charge.

o     Automatic Investment Program

      Build your investment account by having money automatically transferred from your bank account on a regular basis.

o     Dividend Direction Plans

      You may cross-invest dividends from one fund into the same class of shares in any other fund without incurring a sales charge. This can be a good way to diversify your assets.

o     The Alliance Advance

      A quarterly newsletter discussing investment strategies, economic news and other matters that could affect your mutual fund investment.

o     Auto Exchange

      You may choose to automatically exchange money from one Alliance Capital fund to another on a regular basis. This can be a good way to dollar cost average*, helping you to invest with discipline.

o     Systematic Withdrawals

      Regular checks for specified amounts can be sent to you or to your brokerage or bank account.

o     A Choice of Purchase Plans

      Most funds are available in A, B, and C Class shares. Many funds are also available in Advisor Class shares.

o     Telephone Transaction

      Purchases, transfers and redemptions can be made by calling (800) 221-5672. Our knowledgeable representatives are available to assist you Monday through Friday from 8:30 a.m. to 8:00 p.m. Eastern Standard Time.

o     Alliance Answer: 24-Hour Information

      For your convenience, our computerized audio response system is available to you 24-hours a day by calling (800) 251-0539. Using any touch tone phone, you can hear share prices, get account balances, review details of your last transaction, obtain dividend information, order statements/checkbooks, review fund objectives, literature and Watchlist information, order additional copies of statements and request additional year-end tax forms (available from February 1 to May 31).

o Alliance Capital on the World Wide Web at www.alliancecapital.com. Here, you can access updated account information, make additional investments, request more information, exchange between Alliance funds and view fund performance, press releases and articles.

* Dollar cost averaging does not assure a profit nor protect against loss in a declining market. Since this strategy involves continuous investments in securities, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.


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28 o ALLIANCE REAL ESTATE INVESTMENT FUND

                                                              ------------------
                                                              BOARD OF DIRECTORS
                                                              ------------------

BOARD OF DIRECTORS

John D. Carifa, Chairman
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Howard E. Hassler(1)
James M. Hester(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

OFFICERS

Kathleen A. Corbet, Senior Vice President
Daniel G. Pine, Senior Vice President
Thomas Bardong, Vice President
David A. Kruth, Vice President
Edmund P. Bergan Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

Custodian

The Bank of New York
48 Wall Street
New York, NY 10286

Principal Underwriter

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel
One Battery Park Plaza
New York, NY 10004

Independent Auditors

Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019

Transfer Agent

Alliance Fund Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-free 1-(800) 221-5672

(1)   Member of the Audit Committee.


--------------------------------------------------------------------------------
                                       ALLIANCE REAL ESTATE INVESTMENT FUND o 29

--------------------------------
ALLIANCE CAPITAL FAMILY OF FUNDS
--------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

Domestic Equity Funds

Balanced Shares
Conservative Investors Fund
Disciplined Value Fund
Growth & Income Fund
Growth Fund
Growth Investors Fund
Health Care Fund
Premier Growth Fund
Quasar Fund
Real Estate Investment Fund
Technology Fund
The Alliance Fund
Utility Income Fund

Global & International Equity Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Technology Portfolio

Fixed Income Funds

Corporate Bond Portfolio
Global Dollar Government Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
North American Government Income Trust
Quality Bond Portfolio
U.S. Government Portfolio

Municipal Income Funds

National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

Closed-End Funds

The Spain Fund
ACM Municipal Securities Income Fund
Alliance All-Market Advantage Fund
ACM Government Income Fund
ACM Managed Income Fund
The Southern Africa Fund
The Austria Fund
Alliance World Dollar Government Fund
ACM Managed Dollar Income Fund
The Korean Investment Fund
Alliance World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.


--------------------------------------------------------------------------------
30 o ALLIANCE REAL ESTATE INVESTMENT FUND

NOTES


--------------------------------------------------------------------------------
                                       ALLIANCE REAL ESTATE INVESTMENT FUND o 31

NOTES


--------------------------------------------------------------------------------
32 o ALLIANCE REAL ESTATE INVESTMENT FUND

                                                                 ---------------
Alliance Real Estate Investment Fund                                BULK RATE
1345 Avenue of the Americas                                        U.S. POSTAGE
New York, NY 10105                                                     PAID
(800) 221-5672                                                     New York, NY
                                                                 Permit No. 7131
                                                                 ---------------

Alliance Capital [LOGO](R)
The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

REIAR800